[EXECUTION VERSION] [[6072300]] LIBOR TRANSITION AMENDMENT THIS LIBOR TRANSITION AMENDMENT (this “Agreement”), dated as of June 26, 2023 (the “Amendment Effective Date”), is entered into among CERTARA HOLDCO, INC., a Delaware corporation (the “Parent Borrower”), CERTARA USA, INC., a Delaware corporation (“Certara USA” and, together with the Parent Borrower, the “Co-Borrowers”), and BANK OF AMERICA, N.A., as administrative agent (the “Administrative Agent”). RECITALS WHEREAS, Certara Holdings Inc. (formerly EQT Avatar Holdings, Inc.), a Delaware corporation, the Co-Borrowers, Certara Intermediate, Inc. (formerly EQT Avatar Intermediate, Inc.), a Delaware corporation, the lenders from time to time party thereto (the “Lenders”), the issuing banks from time to time party thereto, and Bank of America, N.A. (as replacement for Jefferies Finance LLC), as Administrative Agent, have entered into that certain Credit Agreement dated as of August 15, 2017 (as amended by the First Amendment thereto, dated as of January 24, 2018, by the Second Amendment thereto, dated as of April 3, 2018, and by the Third Amendment thereto, dated as of June 17, 2021, and as further amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”); WHEREAS, certain loans and/or other extensions of credit (the “Loans”) under the Credit Agreement denominated in Dollars (the “Impacted Currency”) incur or are permitted to incur interest, fees, commissions or other amounts based on the London Interbank Offered Rate as administered by the ICE Benchmark Administration (“LIBOR”) in accordance with the terms of the Credit Agreement; WHEREAS, at least five syndicated loans for similarly situated companies that include language to that contained in Section 2.14 of the Credit Agreement are being executed or amended, as applicable, to incorporate or adopt a new benchmark interest rate to replace LIBOR, namely the following: (1) Parexel International, Inc., (2) First Transit Parent Inc., (3) Covanta Holding Corporation, (4) Zayo Group Holdings, Inc. and (5) Waystar Technologies, Inc.; and WHEREAS, applicable parties under the Credit Agreement have determined in accordance with Section 2.14(b) of the Credit Agreement that LIBOR for the Impacted Currency should be replaced with a successor rate in accordance with the Credit Agreement and, in connection therewith, the Administrative Agent has determined that certain conforming changes are necessary or advisable. NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows: 1. Defined Terms. Capitalized terms used herein but not otherwise defined herein (including on any Appendix attached hereto) shall have the meanings provided to such terms in the Credit Agreement, as amended by this Agreement. 2. Agreement. Notwithstanding any provision of the Credit Agreement or any other document related thereto (the “Loan Documents”) to the contrary, the parties hereto hereby agree that the terms set forth on Appendix A shall apply to the Impacted Currency. For the avoidance of doubt, to the extent provisions in the Credit Agreement apply to the Impacted Currency and such provisions are not specifically addressed by Appendix A, the provisions in the Credit Agreement shall continue to apply to the Impacted Currency. Exhibit 10.1

2 [[6072300]] 3. Conflict with Loan Documents. In the event of any conflict between the terms of this Agreement and the terms of the Credit Agreement or the other Loan Documents, the terms hereof shall control. 4. Conditions Precedent. This Agreement shall become effective upon receipt by the Administrative Agent of counterparts of this Agreement, properly executed by each Co-Borrower, the Administrative Agent and each Revolving Credit Lender; provided that the Administrative Agent shall not have received, by 5:00 p.m. on the fifth Business Day after the Administrative Agent shall have posted this Agreement to the Lenders and the Parent Borrower, written notice from Lenders comprising the Required Lenders objecting to the Term SOFR Adjustment (as defined in Appendix A). 5. Payment of Expenses. The Parent Borrower agrees to reimburse the Administrative Agent for all reasonable fees, charges and disbursements of the Administrative Agent in connection with the preparation, execution and delivery of this Agreement, including all reasonable fees, charges and disbursements of counsel to the Administrative Agent (paid directly to such counsel if requested by the Administrative Agent). 6. Miscellaneous. (a) The Loan Documents, and the obligations of the Co-Borrowers and the Loan Guarantors under the Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms. This Agreement is a Loan Document. (b) Each Co-Borrower (i) acknowledges and consents to all of the terms and conditions of this Agreement, (ii) agrees that this Agreement and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Loan Documents, (iii) agrees that the Collateral Documents continue to be in full force and effect and are not impaired or adversely affected in any manner whatsoever, (iv) confirms, on behalf of itself and each Loan Guarantor, its grant of security interests pursuant to the Collateral Documents to which it is a party as Collateral for the Secured Obligations, and (v) acknowledges that all Liens granted (or purported to be granted) pursuant to the Collateral Documents remain and continue in full force and effect in respect of, and to secure, the Secured Obligations. Each Co-Borrower hereby reaffirms the obligations of each Loan Guarantor under the Loan Guaranty and agrees that each Loan Guarantor’s obligation to guarantee the Secured Obligations is in full force and effect as of the date hereof. (c) Each Co-Borrower represents and warrants that: (i) The execution, delivery and performance by such Person of this Agreement is within such Person’s organizational powers and has been duly authorized by all necessary organizational, partnership, member or other action, as applicable, as may be necessary or required. (ii) This Agreement has been duly executed and delivered by such Person, and constitutes a valid and binding obligation of such Person, enforceable against it in accordance with the terms hereof, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity. (iii) The execution and delivery by such Person of this Agreement do not and will not (a) contravene the terms of its certificate or articles of incorporation or organization or other applicable constitutive documents, (b) conflict with or result in any

3 [[6072300]] breach or contravention of, or the creation of any lien under, or require any payment to be made under (x) any contractual obligation to which such Person is a party or affecting such Person or the properties of such Person or any subsidiary thereof or (y) any order, injunction, writ or decree of any governmental authority or any arbitral award to which such Person or any subsidiary thereof or its property is subject or (c) violate any law. (iv) Before and after giving effect to this Agreement, (A) all representations and warranties of such Person set forth in the Loan Documents are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality (after giving effect to such materiality qualification)) on and as of the Amendment Effective Date (except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality (after giving effect to such materiality qualification)) as of such earlier date), and (B) no Event of Default exists. (d) This Agreement may be in the form of an electronic record (in “.pdf” form or otherwise) and may be executed using electronic signatures, which shall be considered as originals and shall have the same legal effect, validity and enforceability as a paper record. This Agreement may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts shall be one and the same Agreement. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Administrative Agent of a manually signed Agreement which has been converted into electronic form (such as scanned into “.pdf” format), or an electronically signed Agreement converted into another format, for transmission, delivery and/or retention. The words “execution”, “signed”, “signature” and words of like import in this Agreement shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act or any other similar state laws based on the Uniform Electronic Transactions Act. (e) Any provision of this Agreement held to be illegal, invalid or unenforceable in any jurisdiction, shall, as to such jurisdiction, be ineffective to the extent of such illegality, invalidity or unenforceability without affecting the legality, validity or enforceability of the remaining provisions hereof and the illegality, invalidity or unenforceability of a particular provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. (f) The terms of the Credit Agreement with respect to governing law, submission to jurisdiction, waiver of venue and waiver of jury trial are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms. [remainder of page intentionally left blank]

[Signature Page to Certara LIBOR Transition Amendment] ADMINISTRATIVE AGENT: BANK OF AMERICA, N.A., as Administrative Agent By: Name: Title: Paley Chen Vice President

SIGNATURE PAGE TO LIBOR TRANSITION AMENDMENT, AMONG CERTARA HOLDCO, INC., CERTARA USA, INC., THE REVOLVING LENDERS PARTY THERETO AND BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT Bank of America, N.A. Name of Revolving Lender By:_________________________________ Name: Stefanie Tanwar Title: Director

SIGNATURE PAGE TO LIBOR TRANSITION AMENDMENT, AMONG CERTARA HOLDCO, INC., CERTARA USA, INC., THE REVOLVING LENDERS PARTY THERETO AND BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT ____________________________________ Barclays Bank PLC By:_________________________________ Name: Warren Veech III Title: Vice President DocuSign Envelope ID: 0824A384-A7F9-4343-A14D-504BD57CE9FD

[Signature Page to Certara LIBOR Transition Amendment] SIGNATURE PAGE TO LIBOR TRANSITION AMENDMENT, AMONG CERTARA HOLDCO, INC., CERTARA USA, INC. AND BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT Capital One National Association Name of Revolving Lender By:__________________________________________ Name: Alaina Powers Title: Duly Authorized Signatory

[Signature Page to Certara LIBOR Transition Amendment] SIGNATURE PAGE TO LIBOR TRANSITION AMENDMENT, AMONG CERTARA HOLDCO, INC., CERTARA USA, INC. AND BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH Name of Revolving Lender By:__________________________________________ Name: D. Andrew Maletta Title: Authorized Signatory By:__________________________________________ Name: Nawshaer Safi Title: Authorized Signatory

SIGNATURE PAGE TO LIBOR TRANSITION AMENDMENT, AMONG CERTARA HOLDCO, INC., CERTARA USA, INC., THE REVOLVING LENDERS PARTY THERETO AND BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT JEFFERIES FINANCE LLC, as a Revolving Lender By:_________________________________ Name: JR Young Title: Managing Director

SIGNATURE PAGE TO LIBOR TRANSITION AMENDMENT, AMONG CERTARA HOLDCO, INC., CERTARA USA, INC., THE REVOLVING LENDERS PARTY THERETO AND BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT Morgan Stanley Senior Funding, Inc., as a Revolving Credit Lender. Signature: Name: Tayo Lapite Title: Vice President Date:

[[6072300]] Appendix A TERMS APPLICABLE TO ADJUSTED TERM SOFR LOANS 1. Defined Terms. The following terms shall have the meanings set forth below: “Adjusted Term SOFR Loan” means a Loan that bears interest at a rate based on clause (a) of the definition of Term SOFR. “Administrative Agent’s Office” means, with respect to Dollars, the Administrative Agent’s address and, as appropriate, account specified in the Credit Agreement with respect to Dollars, or such other address or account with respect to Dollars as the Administrative Agent may from time to time notify the Parent Borrower and the Lenders. “Applicable Rate” means the Applicable Rate, Applicable Margin or any similar or analogous definition in the Credit Agreement. “Base Rate” means the Base Rate, Alternative Base Rate, ABR or any similar or analogous definition in the Credit Agreement. “Base Rate Loans” means a Loan that bears interest at a rate based on the Base Rate. “Borrowing” means a Committed Borrowing, Borrowing, or any similar or analogous definition in the Credit Agreement. “Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the laws of, or are in fact closed in, the state where the Administrative Agent’s Office is located. “CME” means CME Group Benchmark Administration Limited. “Committed Loan Notice” means a Committed Loan Notice, Loan Notice, Borrowing Request, Continuation/Conversion Notice, Interest Election Request or any similar or analogous definition in the Credit Agreement, and such term shall be deemed to include the Borrowing Request attached hereto as Exhibit A and the Interest Election Request attached hereto as Exhibit B. “Conforming Changes” means, with respect to the use, administration of or any conventions associated with SOFR or any proposed Successor Rate or Term SOFR, as applicable, any conforming changes to the definitions of “Base Rate”, “SOFR”, “Term SOFR” and “Interest Period”, timing and frequency of determining rates and making payments of interest and other technical, administrative or operational matters (including, for the avoidance of doubt, the definitions of “Business Day” and “U.S. Government Securities Business Day”, timing of borrowing requests or prepayment, conversion or continuation notices and length of lookback periods) as may be appropriate, in the discretion of the Administrative Agent, in consultation with the Parent Borrower, to reflect the adoption and implementation of such applicable rate(s) and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent determines that adoption of any portion of such market practice is not administratively feasible or that no market practice for the administration of such rate exists, in such other manner of administration as the Administrative

2 [[6072300]] Agent determines is reasonably necessary in connection with the administration of this Agreement and any other Loan Document). “Dollar” and “$” mean lawful money of the United States. “Eurocurrency Rate” means Eurocurrency Rate, LIBOR, Adjusted LIBOR Rate, LIBOR Rate or any similar or analogous definition in the Credit Agreement. “Eurocurrency Rate Loans” means a Loan that bears interest at a rate based on the Eurocurrency Rate. “Interest Payment Date” means, as to any Adjusted Term SOFR Loan, the last day of each Interest Period applicable to such Loan and the applicable maturity date set forth in the Credit Agreement; provided, however, that if any Interest Period for a Adjusted Term SOFR Loan exceeds three months, the respective dates that fall every three months after the beginning of such Interest Period shall also be Interest Payment Dates. “Interest Period” means as to each Adjusted Term SOFR Loan, the period commencing on the date such Adjusted Term SOFR Loan is disbursed or converted to or continued as a Adjusted Term SOFR Loan and ending on the date one, three or six months thereafter, as selected by the Parent Borrower in its Committed Loan Notice, or such other period that is twelve months or less requested by the Parent Borrower and consented to by all the affected Lenders and the Administrative Agent (in the case of each requested Interest Period, subject to availability); provided that: (a) any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless, in the case of a Adjusted Term SOFR Loan, such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day; (b) any Interest Period pertaining to a Adjusted Term SOFR Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and (c) no Interest Period shall extend beyond the Maturity Date. “SOFR” means the Secured Overnight Financing Rate as administered by the Federal Reserve Bank of New York (or a successor administrator). “Term SOFR Adjustment” means (i) with respect to all Term Loans, a percentage equal to 0.11448% (11.448 basis points) for an Interest Period of one-month’s duration, 0.26161% (26.161 basis points) for an Interest Period of three-month’s duration, 0.42826% (42.826 basis points) for an Interest Period of six-months’ duration, and 0.71513% (71.513 basis points) for an Interest Period of twelve–months’ duration and (ii) with respect to all Revolving Loans, a percentage equal to 0.00%. “Successor Rate” means the Successor Rate, LIBOR Successor Rate or any similar or analogous definition in the Credit Agreement.

3 [[6072300]] “Term SOFR” means: (a) for any Interest Period with respect to an Adjusted Term SOFR Loan, the rate per annum equal to the Term SOFR Screen Rate two U.S. Government Securities Business Days prior to the commencement of such Interest Period with a term equivalent to such Interest Period; provided that if the rate is not published prior to 11:00 a.m. on such determination date then Term SOFR means the Term SOFR Screen Rate on the first U.S. Government Securities Business Day immediately prior thereto, in each case, plus the Term SOFR Adjustment for such Interest Period; and (b) for any interest calculation with respect to a Base Rate Loan on any date, the rate per annum equal to the Term SOFR Screen Rate two U.S. Government Securities Business Days prior to such date with a term of one month commencing that day; provided that if the rate is not published prior to 11:00 a.m. on such determination date then Term SOFR means the Term SOFR Screen Rate on the first U.S. Government Securities Business Day immediately prior thereto, in each case, plus the Term SOFR Adjustment for such term; provided that if Term SOFR determined in accordance with either of the foregoing provisions (a) or (b) of this definition would otherwise be less than zero, Term SOFR shall be deemed zero for purposes of this Agreement. “Term SOFR Screen Rate” means the forward-looking SOFR term rate administered by CME (or any successor administrator satisfactory to the Administrative Agent) and published on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time). “Type” means, with respect to a Loan, its character as a Base Rate Loan or an Adjusted Term SOFR Loan. “U.S. Government Securities Business Day” means any Business Day, except any Business Day on which any of the Securities Industry and Financial Markets Association, the New York Stock Exchange or the Federal Reserve Bank of New York is not open for business because such day is a legal holiday under the federal laws of the United States or the laws of the State of New York, as applicable. 2. Terms Applicable to Adjusted Term SOFR Loans. From and after the Amendment Effective Date, the parties hereto agree as follows: (a) Impacted Currency. (i) Dollars shall not be considered a currency for which there is a published LIBOR rate and (ii) any request for a new Eurocurrency Rate Loan denominated in Dollars, or to continue an existing Eurocurrency Rate Loan denominated in Dollars, shall be deemed to be a request for a new Loan bearing interest at Term SOFR; provided that, to the extent any Loan bearing interest at the Eurocurrency Rate is outstanding on the Amendment Effective Date, such Loan shall (a) remain subject to the terms of the Credit Agreement in existence prior to this Agreement and (b) continue to bear interest at the Eurocurrency Rate until the end of the current Interest Period or payment period applicable to such Loan. Each Loan described in (b) above shall, unless otherwise instructed by the Parent Borrower, at the end of the then current Interest Period for such Loans, automatically be converted to an Adjusted Term SOFR Loan with an Interest Period of 3 months.

4 [[6072300]] (b) References to Eurocurrency Rate and Eurocurrency Rate Loans in the Credit Agreement and Loan Documents. (i) References to the Eurocurrency Rate and Eurocurrency Rate Loans in provisions of the Credit Agreement and the other Loan Documents that are not specifically addressed herein (other than the definitions of Eurocurrency Rate and Eurocurrency Rate Loan) shall be deemed to include Term SOFR and Adjusted Term SOFR Loans, as applicable. In addition, references to the Eurocurrency Rate in the definition of Base Rate in the Credit Agreement shall be deemed to refer to Term SOFR. (ii) For purposes of any requirement for any Co-Borrower to compensate Lenders for losses in the Credit Agreement resulting from any continuation, conversion, payment or prepayment of any Loan on a day other than the last day of any Interest Period (as defined in the Credit Agreement), references to the Interest Period (as defined in the Credit Agreement) shall be deemed to include any relevant interest payment date or payment period for an Adjusted Term SOFR Loan. (c) Interest Rates. The Administrative Agent does not warrant, nor accept responsibility, nor shall the Administrative Agent have any liability with respect to the administration, submission or any other matter related to any reference rate referred to herein or with respect to any rate (including, for the avoidance of doubt, the selection of such rate and any related spread or other adjustment) that is an alternative or replacement for or successor to any such rate (including, without limitation, any Successor Rate) (or any component of any of the foregoing) or the effect of any of the foregoing, or of any Conforming Changes. The Administrative Agent and its affiliates or other related entities may engage in transactions or other activities that affect any reference rate referred to herein, or any alternative, successor or replacement rate (including, without limitation, any Successor Rate) (or any component of any of the foregoing) or any related spread or other adjustments thereto, in each case, in a manner adverse to the Parent Borrower. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain any reference rate referred to herein or any alternative, successor or replacement rate (including, without limitation, any Successor Rate) (or any component of any of the foregoing), in each case pursuant to the terms of this Agreement, and shall have no liability to the Parent Borrower, any Lender or any other Person for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or other action or omission related to or affecting the selection, determination, or calculation of any rate (or component thereof) provided by any such information source or service. (d) Borrowings, Conversions, Continuations and Prepayments of Adjusted Term SOFR Loans. In addition to any other borrowing or prepayment requirements set forth in the Credit Agreement: (i) Adjusted Term SOFR Loans. Each Borrowing, each conversion of Loans from one Type to the other, and each continuation of Adjusted Term SOFR Loans shall be made upon the Parent Borrower’s irrevocable notice to the Administrative Agent, which may be given by (A) telephone or (B) a Committed Loan Notice; provided that any telephonic notice must be confirmed immediately by delivery to the Administrative Agent of a Committed Loan Notice. Each such Committed Loan Notice must be received by the Administrative Agent not later than 11:00 a.m. (Eastern time) two Business Days prior to the requested date of any Borrowing of, conversion to or continuation of

5 [[6072300]] Adjusted Term SOFR Loans or of any conversion of Adjusted Term SOFR Loans to Base Rate Loans; provided, however, that if a Co-Borrower wishes to request Adjusted Term SOFR Loans having an Interest Period other than one, three or six months in duration as provided in the definition of “Interest Period,” the applicable notice must be received by the Administrative Agent not later than 11:00 a.m. (Eastern time) four Business Days prior to the requested date of such Borrowing, conversion or continuation, whereupon the Administrative Agent shall give prompt notice to the applicable Lenders of such request and determine whether the requested Interest Period is acceptable to all of them. Not later than 11:00 a.m. (Eastern time) three Business Days before the requested date of such Borrowing, conversion or continuation, the Administrative Agent shall notify the Parent Borrower (which notice may be by telephone) whether or not the requested Interest Period has been consented to by all the Lenders and the Administrative Agent. Each Borrowing of, conversion to or continuation of Adjusted Term SOFR Loans shall be in a principal amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof. Each Committed Loan Notice shall specify (i) whether the applicable Co-Borrower is requesting a Borrowing, a conversion of Loans from one Type to the other, or a continuation of Adjusted Term SOFR Loans, (ii) the requested date of the Borrowing, conversion or continuation, as the case may be (which shall be a Business Day), (iii) the principal amount of Loans to be borrowed, converted or continued, (iv) the Type of Loans to be borrowed or to which existing Loans are to be converted, and (v) if applicable, the duration of the Interest Period with respect thereto. If the applicable Co- Borrower fails to specify a Type of Loan in a Committed Loan Notice or if the applicable Co-Borrower fails to give a timely notice requesting a conversion or continuation, then the applicable Loans shall be made as, or converted to, Base Rate Loans. Any such automatic conversion to Base Rate Loans shall be effective as of the last day of the Interest Period then in effect with respect to the applicable Adjusted Term SOFR Loans. If the applicable Co-Borrower requests a Borrowing of, conversion to, or continuation of Adjusted Term SOFR Loans in any such Committed Loan Notice, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one month. (ii) Conforming Changes. With respect to SOFR or Term SOFR, the Administrative Agent, in consultation with the Parent Borrower, will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document; provided that, with respect to any such amendment effected, the Administrative Agent shall post each such amendment implementing such Conforming Changes to the Parent Borrower and the Lenders reasonably promptly after such amendment becomes effective. (iii) Committed Loan Notice. For purposes of a Borrowing of Adjusted Term SOFR Loans, or a continuation of a Adjusted Term SOFR Loan, the Borrower shall use the Borrowing Request attached hereto as Exhibit A or the Interest Election Request attached hereto as Exhibit B, respectively. (iv) Voluntary Prepayments of Adjusted Term SOFR Loans. The Co- Borrowers may, upon notice to the Administrative Agent pursuant to delivery to the Administrative Agent of a notice of prepayment (satisfying the requirements of Section 2.11(a)(iii) of the Credit Agreement), at any time or from time to time voluntarily prepay the Adjusted Term SOFR Loans in whole or in part without premium or penalty (except as otherwise specified in the Credit Agreement); provided that such notice must be

6 [[6072300]] received by the Administrative Agent not later than 11:00 a.m. (Eastern time) two Business Days prior to any date of prepayment of Adjusted Term SOFR Loans. (e) Interest. (i) Subject to the provisions of the Credit Agreement with respect to default interest, each Adjusted Term SOFR Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the sum of Term SOFR plus the Applicable Rate. (ii) Interest on each Adjusted Term SOFR Loan shall be due and payable in arrears on each Interest Payment Date applicable thereto and at such other times as may be specified in the Credit Agreement; provided, that any prepayment of any Adjusted Term SOFR Loan shall be accompanied by all accrued interest on the amount prepaid, together with any additional amounts required pursuant to Section 2.16 of the Credit Agreement. Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law. (f) Computations. All computations of interest for Base Rate Loans (including Base Rate Loans determined by reference to Term SOFR) shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All other computations of fees and interest with respect to Adjusted Term SOFR Loans shall be made on the basis of a 360-day year and actual days elapsed (which results in more fees or interest, as applicable, being paid than if computed on the basis of a 365-day year). Interest shall accrue on each Loan for the day on which the Loan is made, and shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid, provided that any Loan that is repaid on the same day on which it is made shall, subject to the provisions in the Credit Agreement addressing payments generally, bear interest for one day. Each determination by the Administrative Agent of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error. (g) Successor Rates. The provisions in the Credit Agreement addressing the replacement of a current Successor Rate for Dollars shall be deemed to apply to Adjusted Term SOFR Loans and Term SOFR, as applicable, and the related defined terms shall be deemed to include Adjusted Term SOFR Loans and Term SOFR, as applicable.

[[6072300]] Exhibit A FORM OF BORROWING REQUEST

EXHIBIT A A-1 [[6072852]] [FORM OF] BORROWING REQUEST Bank of America, N.A., as Administrative Agent for the Lenders party to the Credit Agreement referred to below Bank of America, N.A. Building B 7105 Corporate Drive Mail Code: TX2-981-02-29 Plano, TX 75024 Attention: Katlyn Tran Email: Katlyn.Tran@bofa.com Telephone: (469) 201-4056 [●] [●], 20[●]1 Ladies and Gentlemen: Reference is hereby made to that certain Credit Agreement dated as of August 15, 2017 (as amended by the First Amendment thereto, dated as of January 14, 2018, by the Second Amendment thereto, dated as of April 3, 2018, by the Third Amendment thereto, dated as of June 17, 2021, and by the LIBOR Transition Amendment thereto, dated as of June 26, 2023 (the “LIBOR Transition Amendment”), and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time), by and among Certara Intermediate, Inc. (formerly EQT Avatar Intermediate, Inc.), a Delaware corporation, Certara Holdings, Inc. (formerly EQT Avatar Holdings, Inc.), a Delaware corporation, and each of (i) Certara Holdco, Inc., a Delaware corporation and the direct wholly-owned subsidiary of the Buyer after giving effect to the Acquisition (as defined therein) (the “Parent Borrower”), and (ii) Certara USA, Inc., a Delaware corporation and the indirect wholly-owned subsidiary of the Buyer after giving effect to the Acquisition (the “Co-Borrower” and, together with the Parent Borrower, each a “Borrower” and collectively the “Borrowers”), the Lenders from time to time party thereto, Bank of America, N.A., in its capacities as administrative agent and collateral agent for the Lenders (the “Administrative Agent”), and Bank of America, N.A. and Jefferies Finance LLC as Issuing Banks. Terms defined in the Credit Agreement or the LIBOR Transition Amendment, as the context may require, are used herein with the same meanings unless otherwise defined herein. The Borrowers identified in item A below hereby give you notice pursuant to Section 2.03 of the Credit Agreement that they request the Borrowings under the Credit Agreement to be made on [●] [●], 20[●], and in that connection set forth below the terms on which the Borrowings are requested to be made: 1 The Administrative Agent must be notified in writing or by telephone (with such telephonic notification to be promptly confirmed in writing), which must be received by the Administrative Agent (by hand delivery, fax or other electronic transmission (including “.pdf” or “.tif”)) not later than (i) 11:00 a.m. two Business Days prior to the requested day of any Borrowing and (ii) 12:00 p.m. on the requested date of any Borrowing of ABR Loans (or, in each case, such later time as is acceptable to the Administrative Agent); provided, however, that if the applicable Borrower wishes to request Term SOFR Loans having an Interest Period of other than one, three or six months in duration as provided in the definition of “Interest Period,” (A) the applicable notice from the Parent Borrower must be received by the Administrative Agent not later than 11:00 a.m. four Business Days prior to the requested date of the relevant Borrowing (or such later time as is acceptable to the Administrative Agent), whereupon the Administrative Agent shall give prompt notice to the appropriate Lenders of such request and determine whether the requested Interest Period is available to them and (B) not later than 11:00 a.m. three Business Days before the requested date of the relevant Borrowing, the Administrative Agent shall notify the Parent Borrower whether or not the requested Interest Period is available to the appropriate Lenders.

A-2 [[6072852]] (A) Borrowers: Certara Holdco, Inc. and Certara USA, Inc. (B) Date of Borrowing (which shall be a Business Day) [●] (C) Aggregate Amount of Borrowing [●] (D) Type of Borrowing2 [●] (E) Class of Borrowing [●] (F) [Interest Period3 (in the case of a [●] Term SOFR Borrowing)] (G) Amount, Account Number and Location Wire Transfer Instructions: Amount $[●] Bank: [●] ABA No.: [●] Account No.: [●] Account Name: [●] [The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the Borrowing: (A) The representations and warranties of the Loan Parties set forth in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date of the Borrowing with the same effect as though such representations and warranties had been made on and as of the date of such Borrowing; provided that to the extent that any representation and warranty specifically refers to an earlier date or period, it is true and correct in all material respects as of such earlier date or period. (B) At the time of and immediately after giving effect to the Borrowing, no Default or Event of Default has occurred and is continuing.]4 [Signature Page Follows] 2 State whether a Term SOFR Borrowing or ABR Borrowing. If no Type of Borrowing is specified, then the requested Borrowing shall be an ABR Borrowing. 3 Must be a period contemplated by the definition of “Interest Period”. If no Interest Period is specified, then the Interest Period shall be of one-month’s duration. 4 Include bracketed language only for Borrowings after Closing Date other than (A) Incremental Loans made in connection with any acquisition or similar investment and/or (B) any Credit Extension under any Refinancing Amendment and/or Extension Amendment unless the lenders in respect thereof have required satisfaction of such conditions in the applicable Incremental Amendment, Refinancing Amendment or Extension Amendment.

A-3 [[6072852]] CERTARA HOLDCO, INC., as the Parent Borrower By: Name: Title:

[[6072300]] Exhibit B FORM OF INTEREST ELECTION REQUEST

EXHIBIT B B-1 [[6072852]] [FORM OF] INTEREST ELECTION REQUEST Bank of America, N.A. as Administrative Agent for the Lenders referred to below Bank of America, N.A. Building B 7105 Performance Drive Mail Code: TX2-981-02-29 Plano, TX 75024 Attention: Katlyn Tran Email: Katlyn.Tran@bofa.com Telephone: (469) 201-4056 [●] [●], 20[●]5 Ladies and Gentlemen: Reference is hereby made to that that certain Credit Agreement dated as of August 15, 2017 (as amended by the First Amendment thereto, dated as of January 14, 2018, by the Second Amendment thereto, dated as of April 3, 2018, by the Third Amendment thereto, dated as of June 17, 2021, and by the LIBOR Transition Amendment thereto, dated as of June 26, 2023 (the “LIBOR Transition Amendment”), and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time), by and among Certara Intermediate, Inc. (formerly EQT Avatar Intermediate, Inc.), a Delaware corporation, Certara Holdings, Inc. (formerly EQT Avatar Holdings, Inc.), a Delaware corporation, and each of (i) Certara Holdco, Inc., a Delaware corporation and the direct wholly-owned subsidiary of the Buyer after giving effect to the Acquisition (as defined therein) (the “Parent Borrower”), and (ii) Certara USA, Inc., a Delaware corporation and the indirect wholly-owned subsidiary of the Buyer after giving effect to the Acquisition (the “Co-Borrower” and, together with the Parent Borrower, each a “Borrower” and collectively the “Borrowers”), the Lenders from time to time party thereto, Bank of America, N.A., in its capacities as administrative agent and collateral agent for the Lenders (the “Administrative Agent”), and Bank of America, N.A. and Jefferies Finance LLC as Issuing Banks. Terms defined in the Credit Agreement or the LIBOR Transition Amendment, as the context may require, are used herein with the same meanings unless otherwise defined herein. The undersigned hereby gives you notice pursuant to Section 2.08 of the Credit Agreement of an interest rate election, and in that connection sets forth below the terms thereof: 5 The Administrative Agent must be notified in writing or by telephone (with such telephonic notification to be promptly confirmed in writing), which must be received by the Administrative Agent (by hand delivery, fax or other electronic transmission (including “.pdf” or “.tif”)) not later than (i) 11:00 a.m. two Business Days prior to the requested day of any continuation of Term SOFR Loans or any conversion of ABR Loans to Term SOFR Loans and (iii) 12:00 p.m. on the requested date of any conversion to ABR Loans (or, in each case, such later time as is acceptable to the Administrative Agent); provided, however, that if the applicable Borrower wishes to request Term SOFR Loans having an Interest Period of other than one, three or six months in duration as provided in the definition of “Interest Period,” (A) the applicable notice from the Parent Borrower must be received by the Administrative Agent not later than 11:00 a.m. four Business Days prior to the requested date of the relevant conversion or continuation (or such later time as is acceptable to the Administrative Agent), whereupon the Administrative Agent shall give prompt notice to the appropriate Lenders of such request and determine whether the requested Interest Period is available to them and (B) not later than 11:00 a.m. three Business Days before the requested date of the relevant conversion or continuation, the Administrative Agent shall notify the Parent Borrower whether or not the requested Interest Period is available to the appropriate Lenders.

B-2 [[6072852]] (A) [on [insert applicable date] (which is a Business Day), the undersigned will convert $[●]6 of the aggregate outstanding principal amount of the [Term][Revolving] Loans, bearing interest at the [ABR Rate][Term SOFR], into a [Term SOFR][ABR] Loan [and, in the case of a Term SOFR Loan, having an Interest Period of [●] month(s)]7[; and][.]] (B) [on [insert applicable date] (which is a Business Day), the undersigned will continue [$] [●] of the aggregate outstanding principal amount of the [Term][Revolving] Loans bearing interest at the Term SOFR, as Term SOFR Loans having an Interest Period of [●] month(s)8. [Signature Page Follows] 6 Subject to Section 2.02(c) of the Credit Agreement. 7 Must be a period contemplated by the definition of “Interest Period”. 8 Must be a period contemplated by the definition of “Interest Period”.

B-3 [[6072852]] CERTARA HOLDCO, INC., as the Parent Borrower By: Name: Title: